Exhibit 99.1

HP Inc. 1501 Page Mill Road Palo Alto, CA 94304

hp.com

News Release

HP Announces Strategic and Financial Value Creation Plan

•      Expects to deliver non-GAAP diluted net Earnings Per Share of $3.25 to $3.65 in fiscal 2022

•      Announces $15 billion total share repurchase authorization program

•      Targets $16 billion capital return planned over three years, representing approximately 50% of HP’s current market capitalization

•      Plans at least $8 billion share repurchase within 12 months following its annual meeting

•      Xerox proposal: flawed value exchange, irresponsible capital structure, overstated synergies

Editorial contacts HP Inc. Media Relations MediaRelations@hp.com HP Inc. Investor Relations InvestorRelations@hp.com
PALO ALTO, Calif., February 24, 2020 — HP Inc. (NYSE: HPQ) today announced a multi-year strategic and financial value creation plan that is expected to deliver $3.25 to $3.65 non-GAAP diluted net EPS by 2022. This significant expected earnings growth is supported by HP’s market leadership and track record of execution across Personal Systems, Print, and 3D Printing & Digital Manufacturing, disciplined and sustained cost actions, as well as a new capital return program of approximately $16 billion during fiscal 2020 to fiscal 2022.

Under this value creation plan, HP expects to generate:

•      $4.7 billion to $5.1 billion of non-GAAP operating profit in fiscal 2022;
•      $10.7 billion to $11.7 billion of cumulative free cash flow in fiscal 2020 through fiscal 2022; and
•      $1.2 billion structural cost reductions in fiscal 2022 with flow through to non-GAAP operating profit of approximately $650 million.

“HP is out of the gate strong in Q1, with outstanding earnings and a robust plan to create significant value for shareholders,” said Enrique Lores, President and CEO, HP Inc. “Our three-year financial targets reflect a company at the top of its game, combining the industry’s best innovation with disciplined cost management and aggressive capital returns to support a compelling investment in both the short and long term.”

Lores added, “Our commitment to HP shareholders is unwavering and it’s abundantly clear the revised Xerox proposal meaningfully undervalues HP, creates significant risk and compromises the future of our company.”

“The HP Board is united in its full support of the Company’s strategy and team. HP has a proven track record of consistent value creation and it is well positioned in both Print and Personal Systems to drive operating profit growth and attractive shareholder returns,” said Chip Bergh, Chair of HP’s Board of Directors. “Our new capital return program enables us to optimize our balance sheet while maintaining the appropriate capital structure for the business.”

Utilizing HP’s Balance Sheet for HP Shareholders’ Benefit

As part of HP’s value creation plan for shareholders, HP’s Board of Directors has authorized a capital return program that will target the return of capital of approximately $16 billion to HP shareholders during fiscal 2020 to fiscal 2022. This represents approximately 50% of HP’s current market capitalization. The Company has also increased its total share repurchase authorization to $15 billion, up from the $5 billion share repurchase authorization announced in October 2019.

HP expects implementation of this capital return program to include the repurchase of at least $8 billion of HP shares over 12 months, commencing following HP’s 2020 annual meeting. This plan builds on HP’s strong history of generating strong free cash flow and returning capital to shareholders, with a total return of $9.1 billion over the last three years.

HP is increasing its target long-term return of capital to 100% of free cash flow generation, unless higher return opportunities emerge. HP intends to maintain dividend per share growth at least in line with earnings.

HP is committed to maintaining an investment grade rating, targeting a gross Debt-to-EBITDA ratio of 1.5x to 2.0x. HP plans to use its cash and available debt capacity to support this capital return program.

Cost Takeout

HP recently announced a cost reduction program that is expected to result in $1.2 billion of gross, annualized run-rate structural cost savings in fiscal 2022 with additional ongoing productivity improvements of at least $1 billion.

HP today announced that it expects approximately $650 million of these structural cost savings flow through to projected non-GAAP operating profit growth.

Xerox Proposal: Flawed Value Exchange, Irresponsible Capital Structure, Overstated Synergies

HP believes there is merit in industry consolidation which is why it acquired Samsung Printing in 2017. However, consolidation must benefit HP shareholders. The revised Xerox proposal, announced on February 10, 2020, meaningfully undervalues HP, creates significant risk, and compromises HP’s future.

The revised Xerox proposal:
•      Exchanges HP stock for cash and Xerox stock at a fundamentally flawed value exchange that does not compensate HP shareholders for the value of HP executing on its strategic plan and transfers value from HP shareholders to Xerox shareholders;
•      Uses HP’s balance sheet as transaction consideration and creates an irresponsible capital structure that would jeopardize the future value of the combined company and constrain its ability to invest in growth and innovation; and
•      Overstates the potential synergies by including HP’s existing plans for independent cost reductions and productivity gains.

HP is reaching out to Xerox to explore if there is a combination that creates value for HP shareholders that is additive to HP’s strategic and financial plan.

HP’s Board of Directors is committed to pursuing the most value-creating path and to serving HP shareholders’ best interests.

Driving Value Creation and Margin Expansion in Personal Systems

In Personal Systems, which represents 68% of HP’s Q1 2020 revenue, HP today updated its long-term operating model, increasing target operating margins to 3.5% to 5.5%.

With innovative technology and IP, HP has built a leading position in the Personal Systems market, that is expected to grow to over $330 billion by fiscal 2023. HP expects to capture this growth opportunity by reinventing computing experiences, increasing lifetime value of devices in areas such as gaming, and accelerating services and solutions growth by expanding into adjacent markets.

Driving Value Creation and Margin Expansion in Print

HP is the market leader in Print with 40% unit share and the highest operating margins in the industry.

In Print, HP is announcing today that it is establishing a long-term target operating margin range of 16% to 18%.

HP is executing a consistent strategy to evolve its Print business model to deliver greater choice, convenience and value to its customers, and increasing the recurring nature of print revenue. This includes executing on its playbook to increase share in supplies, continuing to grow contractual revenues in consumer and enterprise, optimizing system profitability to rebalance system value towards hardware, and growing its graphics and 3D portfolio to lead the analog to digital transformation.

In 3D Printing & Digital Manufacturing, HP’s decades of innovation investment have created new businesses for the Company and enabled a strong track record of growth. By monetizing its highly differentiated IP, HP is extending beyond hardware to transform manufacturing and build a complete solutions ecosystem to capture substantial market opportunity and unlock new sources of value.

Record of Execution and Continuing the Momentum

HP has beat or met non-GAAP diluted net EPS guidance for all 17 quarters as a standalone company, including strong earnings growth as separately announced today, and has beat or met free cash flow guidance for four out of four years since HP’s separation.

Over the last three years, HP has grown revenue by $10.5 billion, grown GAAP diluted net EPS by 45%, generated $12.9 billion in cumulative cash flow from operations and returned $9.1 billion, or 80% of free cash flow to shareholders.

HP’s Board and management team are committed to continuing this record of profitable growth, strong cash generation and capital return. The Company’s strategy is focused on advancing its leadership in Personal Systems and Print, disrupting industries with breakthrough technologies across Graphics and 3D Printing & Digital Manufacturing, and transforming the way it works to continue to optimize its cost structure.

Conference Call, Webcast and Video

HP today separately announced financial results for the fiscal quarter ended January 31, 2020.

Management will share additional information about its strategic and financial value plan on its earnings call scheduled for 5:00 p.m. ET / 2:00 p.m. PT today.

A live audio webcast of the call will be available at www.hp.com/investor/2020Q1Webcast.

In connection with its strategic value plan, HP has posted a video with board and company leaders that can be accessed at https://youtu.be/0nxkOdYtG0U.

Advisors

Goldman Sachs & Co. LLC and Guggenheim Securities, LLC are serving as financial advisors, and Wachtell, Lipton, Rosen & Katz is legal advisor, to HP.

Forward-Looking Statements

This document describes long-term trends and is not about the recently completed fiscal quarter.

This document contains forward-looking statements that involve risks, uncertainties and assumptions. If the risks or uncertainties ever materialize or the assumptions prove incorrect, actual results may differ materially from those expressed or implied by such forward-looking statements and assumptions.

All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including but not limited to any projections of net earnings, net earnings per share, free cash flow, operating profit, debt to EBITDA ratio, or other financial items; any statements of expectation or belief; any statements regarding HP’s long term plan, future strategy, potential future share repurchases, other potential returns of capital or any potential strategic transactions; any statements relating to the plans, strategies and objectives of management for future operations, including, but not limited to, our go-to-market strategy, the execution of restructuring plans and any resulting cost savings, including any projections of the amount, timing or impact of cost savings or restructuring or other charges, planned structural cost reductions and productivity initiatives, net revenue or profitability improvements or other financial impacts; any statements concerning the expected development, performance, market share or competitive performance relating to products or services; any statements regarding current or future macroeconomic trends or events and the impact of those trends and events on HP and its financial performance; and any statements of assumptions underlying any of the foregoing.

Risks, uncertainties and assumptions include factors relating to HP’s ability to execute on its strategic plan, including the recently announced initiatives, business model changes and transformation; execution of planned structural cost reductions and productivity initiatives; potential developments involving Xerox Holdings Corporation; HP’s ability to complete any contemplated share repurchases, other capital return programs or other strategic transactions; the need to address the many challenges facing HP’s businesses; the competitive pressures faced by HP’s businesses; risks associated with executing HP’s strategy, business model changes and transformation; successfully innovating, developing and executing HP’s go-to-market strategy, including online, omnichannel and contractual sales, in an evolving distribution and reseller landscape; successfully competing and maintaining the value proposition of HP’s products, including supplies; the impact of macroeconomic and geopolitical trends and events; the need to manage third-party suppliers, manage HP’s global, multi-tier distribution network, limit potential misuse of pricing programs by HP’s channel partners, adapt to new or changing marketplaces and effectively deliver HP’s services; challenges to HP’s ability to accurately forecast inventories, demand and pricing, which may be due to HP’s multi-tiered channel, sales of HP’s products to unauthorized resellers or unauthorized resale of HP’s products; the protection of HP’s intellectual property assets, including intellectual property licensed from third parties; risks associated with HP’s international operations; the development and transition of new products and services and the enhancement of existing products and services to meet customer needs and respond to emerging technological trends; the execution and performance of contracts by HP and its suppliers, customers, clients and partners; the hiring and retention of key employees; integration and other risks associated with business combination and investment transactions; the results of the restructuring plans, including estimates and assumptions related to the cost (including any possible disruption of HP’s business) and the anticipated benefits of the restructuring plans;  disruptions in operations from system security risks, data protection breaches, cyberattacks, extreme weather conditions, medical epidemics or pandemics such as the novel coronavirus, and other natural or manmade disasters or catastrophic events; the impact of changes in tax laws, including uncertainties related to the interpretation and application of the Tax Cuts and Jobs Act of 2017 on HP’s tax obligations and effective tax rate; the resolution of pending investigations, claims and disputes; and other risks that are described in HP’s Annual Report on Form 10-K for the fiscal year ended October 31, 2019, and HP’s other filings with the SEC.

Certain financial information set forth in this document reflects estimates based on information available at this time. While HP believes these estimates to be reasonable, these amounts could differ materially from amounts reported in HP’s Quarterly Reports on Form 10-Q for the fiscal quarters ended January 31, 2020, April 30, 2020 and July 31, 2020, Annual Report on Form 10-K for the fiscal year ended October 31, 2020, and HP’s other filings with the Securities and Exchange Commission.  HP assumes no obligation and does not intend to update these forward-looking statements. HP’s Investor Relations website at http://investor.hp.com contains a significant amount of information about HP, including financial and other information for investors. HP encourages investors to visit its website from time to time, as information is updated, and new information is posted.  The content of HP’s website is not incorporated by reference into this document or in any other report or document HP files with the SEC, and any references to HP’s website are intended to be inactive textual references only.

Important Information

This document is not an offer to purchase or a solicitation of an offer to sell any securities.  If a tender offer or exchange offer is commenced, HP will file with the SEC a solicitation/recommendation statement on Schedule 14D-9.  Any solicitation/recommendation statement filed by HP that is required to be mailed to stockholders will be mailed to HP stockholders. HP STOCKHOLDERS ARE ADVISED TO READ HP’s SOLICITATION/RECOMMENDATION STATEMENT ON SCHEDULE 14D-9 AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BEFORE MAKING ANY DECISION WITH RESPECT TO ANY EXCHANGE OFFER BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain free copies of the solicitation/recommendation statement on Schedule 14D-9 (when available), as well as any other documents filed by HP in connection with any tender offer or exchange offer, without charge at the SEC’s website at www.sec.gov.

HP intends to file a proxy statement with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the 2020 Annual Meeting of Stockholders. Any definitive proxy statement and a white proxy card will be mailed to HP’s stockholders. HP STOCKHOLDERS ARE URGED TO READ ANY PROXY STATEMENT AND OTHER RELEVANT MATERIALS IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. These and other SEC filings made by HP may be obtained (when available) without charge at the SEC’s website at www.sec.gov and at the investor relations section of HP’s website at http://www.hp.com. In addition, investors and security holders will be able to obtain free copies of these documents from HP by directing a request to Investor Relations, 1501 Page Mill Road, Palo Alto, CA 94304, or by calling (650) 857-1501.

Certain Information Concerning Participants

HP and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies under the rules of the SEC. HP stockholders may obtain information regarding the names, affiliations and interests of HP’s directors and executive officers in HP’s Annual Report on Form 10-K for the year ended October 31, 2019, which was filed with the SEC on December 12, 2019, and its proxy statement for the 2019 Annual Meeting of Stockholders, which was filed with the SEC on February 26, 2019. To the extent holdings of HP securities have changed since the amounts printed in the proxy statement for the 2019 Annual Meeting, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in any proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the proxy statement to be filed by HP with the SEC in connection with the 2020 Annual Meeting, if and when it becomes available.

About HP Inc.

HP Inc. (NYSE: HPQ) creates technology that makes life better for everyone, everywhere. Through our product and service portfolio of personal systems, printers and 3D printing solutions, we engineer experiences that amaze. More information about HP Inc. is available at www.hp.com.